Exhibit 99.1

News Release	CORPORATION

7140 Office Circle
P.O. Box 15600
Evansville, IN 47716-0600

Investor Contact:	Chad Monroe
Phone:	(812) 962-5041

Media Contact:	Eva Schmitz
Phone:	(812) 962-5011

FOR IMMEDIATE RELEASE

Accuride Announces Exchange Offer

for 9.5 Percent First Priority Senior Secured Notes

EVANSVILLE, Ind. — January 14, 2011 — Accuride Corporation (NYSE: ACW) today announced that it has commenced an exchange offer for any and all of its outstanding $310,000,000 aggregate principal amount of 9.5 percent First Priority Senior Secured Notes due 2018 (the “Outstanding Notes”).  The Outstanding Notes were issued on July 29, 2010, in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  Holders of Outstanding Notes may exchange them for an equal principal amount of a new issue of 9.5 percent First Priority Senior Secured Notes due 2018, which have been registered under the Securities Act pursuant to an effective registration statement on Form S-4 filed with the Securities and Exchange Commission.

The exchange offer is being conducted to satisfy the Company’s obligations under the terms of a registration rights agreement entered into in connection with the issuance of the Outstanding Notes and does not represent a new financing transaction.

The exchange offer will expire at 5:00 p.m., New York City time on February 14, 2011, unless extended or terminated. Tenders of Outstanding Notes must be properly made before the exchange offer expires and may be withdrawn at any time before the exchange offer expires.

Documents describing the terms of the exchange offer, including the prospectus and transmittal materials for making tenders, can be obtained from the exchange agent, Deutsche Bank Trust Company Americas, by making a written request to DB Services Americas, Inc., MS JCK01-0218, 5022 Gate Parkway, Suite 200, Jacksonville, FL 32256.  For information by telephone, call (800) 735-7777 (Option #1).

This news release is for informational purposes only, and is not an offer to buy or the solicitation of an offer to sell any security.  The exchange offer is being made only pursuant to the exchange offer documents, including the prospectus and letter of transmittal that are being distributed to the holders of Outstanding Notes and have been filed with the Securities and Exchange Commission.

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Accuride Corporation is one of the largest and most diversified manufacturers and suppliers of commercial vehicle components in North America.  The Company’s products include commercial vehicle wheels, wheel-end components and assemblies, truck body and chassis parts, seating assemblies and other commercial vehicle components.  The Company’s products are marketed under its brand names, which include Accuride®, Gunite®, ImperialTM, Bostrom®, FabcoTM, BrillionTM, and Highway Original®.  For more information, visit the Company’s website at http://www.accuridecorp.com.

Forward-Looking Statements

Certain matters discussed in this news release may be forward-looking statements, including statements regarding the Company’s expectations, hopes, beliefs, and intentions with respect to the transactions described in this news release and the benefits to the Company of the exchange offer.  Such statements, and the Company’s ability to consummate the exchange offer, are subject to a number of factors, including, among other things, the satisfaction of the conditions of the exchange offer.  In addition, these statements are also subject to the impact on the Company’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in the Company’s SEC filings, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Any forward-looking statement reflects only the Company’s belief at the time the statement is made.  Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

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